Exhibit 10.45

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of March 31, 2010 (the “Closing Date”) between OXFORD FINANCE CORPORATION (“Lender”), and CERUS CORPORATION, a Delaware corporation (“Borrower”), provides the terms on which Lender shall lend to Borrower and Borrower shall repay Lender. The parties agree as follows:

1 ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2 LOAN AND TERMS OF PAYMENT

2.1 Promise to Pay. Borrower hereby unconditionally promises to pay Lender the outstanding principal amount of all Credit Extensions and accrued and unpaid interest thereon and any other amounts due hereunder as and when due in accordance with this Agreement.

2.1.1 Growth Capital Loan Facility.

(a) Availability. Subject to the terms and conditions of this Agreement, on the Closing Date or as soon thereafter as practical, Lender shall make advances to Borrower (each, a “Growth Capital Advance” and collectively, the “Growth Capital Advances”) as follows: (i) on or as soon after the Closing Date as practical (the “Closing Date Advance”), one (1) Growth Capital Advance in the amount Five Million Dollars ($5,000,000); and (ii) during the Tranche B Availability Period, an additional Growth Capital Advance in an aggregate amount not to exceed Five Million Dollars ($5,000,000) (the “Tranche B Advance”), provided Borrower demonstrates to Lender’s reasonable satisfaction prior thereto achievement of the Revenue Milestone. Once repaid, the Growth Capital Advances may not be re-borrowed.

(b) Repayment. For each Growth Capital Advance, Borrower shall make monthly payments of interest only, in arrears commencing on the first day of the month following the month in which the Growth Capital Funding Date with respect to such Growth Capital Advance occurs and continuing thereafter on the first day of each successive calendar month during the Growth Capital Interest Only Period. Commencing on the Growth Capital Amortization Date with respect to each Growth Capital Advance and continuing thereafter during the Growth Capital Repayment Period on the first day of each successive calendar month, Borrower shall make thirty (30) consecutive equal monthly payments of principal and interest in arrears, which would fully amortize such Growth Capital Advance. All unpaid principal and accrued and unpaid interest is due and payable in full on the Growth Capital Maturity Date with respect to such Growth Capital Advances. The Growth Capital Advances may only be prepaid in accordance with Sections 2.1.1(d) or 2.1.1(e).

(c) Final Payment. At the end of the Growth Capital Repayment Period with respect to each Growth Capital Advance (or earlier as otherwise set forth herein), Borrower shall pay to Lender, in addition to the unpaid principal and accrued interest and all other amounts due on such date with respect to such Growth Capital Advance, an amount equal to the Final Payment on account of such Growth Capital Advance.

(d) Permitted Prepayment. Borrower shall have the option to prepay all, but not less than all, of each Growth Capital Advance made by Lender under this Agreement, provided Borrower, (i) provides written notice to Lender of its election to prepay such Growth Capital Advance at least five (5) days prior to such

CONFIDENTIAL	5/12/2010

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

prepayment, and (ii) pays, on the date of such prepayment (A) all outstanding principal plus accrued interest on such Growth Capital Advance, (B) the Final Payment with respect to such Growth Capital Advance, (c) the Unused Fee, if any, plus (D) all other sums that have become due and payable, including Lender Expenses, if any, and interest at the Default Rate with respect to any past due amounts.

(e) Mandatory Prepayment Upon an Acceleration. If the Growth Capital Advances are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Lender an amount equal to the sum of: (i) all outstanding principal plus accrued and unpaid interest on the Growth Capital Advances, (ii) the Final Payment with respect to the Growth Capital Advances, (iii) the Unused Fee, if any, plus (iv) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

2.2 Payment of Interest on the Credit Extensions.

(a) Interest Rate. Subject to Section 2.2(b), the principal amount outstanding under the Growth Capital Advances shall accrue interest at a fixed per annum rate equal to 12.04%, which interest shall be payable monthly, in arrears, in accordance with Section 2.2(e) below.

(b) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is five percentage points above the rate that is otherwise applicable thereto (the “Default Rate”). Payment or acceptance of the increased interest rate provided in this Section 2.2(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Lender.

(c) 360-Day Year. Interest shall be computed on the basis of a 360-day year consisting of 12 30-day months.

(d) Debit of Accounts. Lender may debit the Designated Deposit Account (and, if an Event of Default has occurred and remains unwaived, any of Borrower’s accounts) through automatic debit of such accounts, Automated Clearinghouse (“ACH”) or other transfers, for principal and interest payments or any other amounts Borrower owes Lender when due. These debits shall not constitute a set-off.

(e) Payments. Unless otherwise provided, interest is payable monthly, in arrears, on the first calendar day of each month. Payments of principal and/or interest received after 12:00 p.m. Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest, as applicable, shall continue to accrue. Unless an Event of Default has occurred and remains unwaived, Lender shall promptly apply all payments received to the Obligations then due and owing.

2.3 Fees. Borrower shall pay to Lender:

(a) Facility Fee. A fully earned, non-refundable loan fee of One Hundred Thousand Dollars ($100,000) (the “Facility Fee”), receipt of which hereby is acknowledged by Lender;

(b) Unused Fee. A one-time fee (the “Unused Fee”) in the amount of (i) two percent (2%) multiplied by (ii) $10,000,000 minus the aggregate amount of the Growth Capital Advances requested by Borrower prior to December 31, 2010;

(c) Final Payment. The Final Payment when due in accordance with Section 2.1.1(c), 2.1.1(d) or 2.1.1(e); and

CONFIDENTIAL	5/12/2010

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d) Lender Expenses. All Lender Expenses (including reasonable attorneys’ fees and expenses, plus expenses, for documentation and negotiation of this Agreement, in an aggregate amount not to exceed $100,000 through the Closing Date) incurred through and after the Closing Date, when due.

3 CONDITIONS OF LOANS

3.1 Conditions Precedent to Initial Credit Extension. Lender’s obligation to make the initial Credit Extension is subject to the condition precedent that Borrower shall consent to or have delivered, in form and substance satisfactory to Lender, such documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate, including, without limitation:

(a) duly executed original signatures to the Loan Documents to which it is a party;

(b) duly executed original signatures to the Control Agreements;

(c) its Operating Documents and good standing certificates (or equivalents) of Borrower certified by the Secretary of State of the States of Delaware and California (and such other states and/or jurisdictions in which Borrower is qualified to do and or is doing business) as of a date no earlier than thirty (30) days prior to the Closing Date;

(d) duly executed original signatures to the completed Borrowing Resolutions for Borrower;

(e) the Dutch Organizational Documents;

(f) the Deeds of Pledge;

(g) the Commissionaire Agreement Amendment;

(h) the Collateral Assignment;

(i) a landlord’s consent executed in favor of Lender with respect to each of Borrower’s leased locations in Concord, California;

(j) a bailee agreement executed in favor of Lender with respect to each holder of Borrower’s equipment, inventory or other assets, other than with respect to the Excluded Property;

(k) the certificate(s) for the Shares, together with stock powers, duly executed in blank by the applicable Borrower;

(l) certified copies, dated as of a recent date, of financing statement searches, as Lender shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released;

(m) an opinion of counsel to Borrower, in favor of Lender;

(n) the Perfection Certificate executed by Borrower;

(o) evidence satisfactory to Lender that the insurance policies required by Section 6.5 hereof are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Lender; and

(p) payment of the fees and Lender Expenses then due as specified in Section 2.3 hereof.

CONFIDENTIAL	5/12/2010

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.2 Conditions Precedent to all Credit Extensions. Lender’s obligation to make each Credit Extension, including the initial Credit Extension, is subject to the following:

(a) Borrower shall have duly executed and delivered to Lender (i) a Disbursement Letter, in the form attached hereto as Exhibit C; and (ii) a Promissory Note in the amount of such Credit Extension and substantially in the form attached hereto as Exhibit D;

(b) the representations and warranties in Section 5 shall be true in all material respects on the on the Growth Capital Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Default or Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in Section 5 remain true in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and

(c) in Lender’s sole discretion, there has not been a Material Adverse Change.

3.3 Covenant to Deliver. Borrower agrees to deliver to Lender each item required to be delivered to Lender under this Agreement as a condition to any Credit Extension. Borrower expressly agrees that a Credit Extension made prior to the receipt by Lender of any such item shall not constitute a waiver by Lender of Borrower’s obligation to deliver such item, and any such Credit Extension in the absence of a required item shall be made in Lender’s sole discretion.

3.4 Procedures for Borrowing. To obtain a Growth Capital Advance, Borrower must deliver to Lender a completed Disbursement Letter, in the form attached hereto as Exhibit C. On the Growth Capital Funding Date, Lender shall credit and/or transfer (as applicable) to the Designated Deposit Account, an amount equal to the Growth Capital Advance. Lender may rely on any telephone notice given by a person whom Lender reasonably believes is a Responsible Officer. Borrower shall indemnify Lender for any loss Lender suffers due to such reliance.

4 CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Borrower hereby grants Lender, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Lender, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that may have superior priority to Lender’s Lien pursuant to the terms of this Agreement). If Borrower shall acquire a commercial tort claim (as defined in the Code), Borrower shall promptly notify Lender in a writing signed by Borrower of the general details thereof (and further details as may be required by Lender) and grant to Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Lender.

If this Agreement is terminated, Lender’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations (other than inchoate indemnity obligations) and at such time as Lender’s obligation to make Credit Extensions has terminated, Lender shall, at Borrower’s sole cost and expense, release its Liens in the Collateral and all rights therein shall revert to Borrower.

CONFIDENTIAL	5/12/2010

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.2 Authorization to File Financing Statements. Borrower hereby authorizes Lender to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Lender’s interest or rights hereunder, including a notice that any disposition of the Collateral other than in accordance with this Agreement, by either Borrower or any other Person, shall be deemed to violate the rights of Lender under the Code. Such financing statements shall indicate the Collateral as described on Exhibit A attached hereto.

4.3 Pledge of Collateral. Borrower hereby pledges, assigns and grants to Lender a security interest in all the Shares, together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing, as security for the performance of the Obligations. On the Closing Date, if the Shares are certificated or, if not then certificated, with ten (10) days of certification thereof, the certificate or certificates for the Shares will be delivered to Lender, accompanied by an instrument of assignment duly executed in blank by Borrower. To the extent required by the terms and conditions governing the Shares, Borrower shall cause the books of each entity whose Shares are part of the Collateral and any transfer agent to reflect the pledge of the Shares. Upon the occurrence and during the continuance of an Event of Default hereunder, Lender may effect the transfer of any securities included in the Collateral (including but not limited to the Shares) into the name of the Lender and cause new certificates representing such securities to be issued in the name of the Lender or its transferee. Borrower will execute and deliver such documents, and take or cause to be taken such actions, as Lender may reasonably request to perfect or continue the perfection of Lender’s security interest in the Shares. Unless an Event of Default shall have occurred and be continuing and Lender shall have provided notice to Borrower, Borrower shall be entitled to exercise any voting rights with respect to the Shares and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with any of the terms of this Agreement or which would constitute or create any violation of any of such terms. All such rights to vote and give consents, waivers and ratifications shall terminate with notice by Lender to Borrower upon the occurrence and continuance of an Event of Default.

5 REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows:

5.1 Due Organization, Authorization; Power and Authority. Borrower is duly existing and in good standing in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. In connection with this Agreement, Borrower has delivered to Lender a completed certificate signed by Borrower, entitled “Perfection Certificate”. Borrower represents and warrants to Lender that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, Borrower’s chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) Borrower (and none of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and its Subsidiaries is accurate and complete (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Closing Date to the extent permitted by one or more specific provisions in this Agreement). If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Lender of such occurrence and provide Lender with Borrower’s organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental

CONFIDENTIAL	5/12/2010

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Authority by which Borrower or any its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2 Collateral. Borrower has good title to, has rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien under the Loan Documents to which it is a party, free and clear of any and all Liens except Permitted Liens. Borrower does not have any deposit accounts other than the deposit accounts with Wells Fargo Bank and ABN AMRO, the deposit accounts, if any, described in the Perfection Certificate delivered to Lender in connection herewith, or of which Borrower has given Lender notice and taken such actions as are necessary to give Lender a perfected security interest therein.

The Collateral is not in the possession of any third party bailee (such as a warehouse) except as otherwise provided in the Perfection Certificate. None of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate or as permitted pursuant to Section 7.2. In the event that Borrower, after the date hereof, intends to store or otherwise deliver any portion of the Collateral, other than Excluded Property, to a bailee, then Borrower will first receive the written consent of Lender and such bailee must execute and deliver a bailee agreement in form and substance satisfactory to Lender in its sole discretion.

Borrower is the sole owner of the Intellectual Property which it owns or purports to own except for (a) non-exclusive licenses granted to its customers in the ordinary course of business, (b) over-the-counter software that is commercially available to the public and non-material inbound-licensed Intellectual Property, and (c) material Intellectual Property licensed to Borrower and noted on the Perfection Certificate. To the best of Borrower’s knowledge, each Patent which it owns or purports to own and which is material to Borrower’s business is valid and enforceable, and no part of the Intellectual Property which Borrower owns or purports to own and which is material to Borrower’s business has been judged invalid or unenforceable, in whole or in part. To the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim would not reasonably be expected to have a material adverse effect on Borrower’s business. Except as noted on the Perfection Certificate, Borrower is not a party to, nor is it bound by, any Restricted License.

5.3 Litigation. Except as set forth in the Perfection Certificate, there are no actions or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing by or against Borrower or any of its Subsidiaries involving more than Two Hundred Fifty Thousand Dollars ($250,000).

5.4 No Material Deviation in Financial Statements. All consolidated financial statements for Parent and its Subsidiaries delivered to Lender fairly present in all material respects the Borrower’s consolidated financial condition and consolidated results of operations. There has not been any material deterioration in the Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Lender.

5.5 Solvency. The fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6 Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding

CONFIDENTIAL	5/12/2010

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Company Act of 2005. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to have a material adverse effect on its business. None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

5.7 Subsidiaries; Investments. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8 Tax Returns and Payments; Pension Contributions. Borrower has timely filed all required tax returns and reports, and has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower, except as permitted in the next sentence. Borrower may defer payment of any contested taxes, provided that Borrower (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Lender in writing of the commencement of, and any material development in, the proceedings, (c) posts bonds or takes any other steps required to prevent the governmental authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien”. Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, as applicable, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency, as applicable.

5.9 Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely as working capital and to fund its general business requirements and not for personal, family, household or agricultural purposes.

5.10 Shares. Borrower has full power and authority to create a first lien on the Shares and no disability or contractual obligation exists that would prohibit Borrower from pledging the Shares pursuant to this Agreement. To Borrower’s knowledge, there are no subscriptions, warrants, rights of first refusal or other restrictions on transfer relative to, or options exercisable with respect to the Shares. The Shares have been and will be duly authorized and validly issued, and are fully paid and non-assessable. To Borrower’s knowledge, the Shares are not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Borrower knows of no reasonable grounds for the institution of any such proceedings.

5.11 Full Disclosure. No written representation, warranty or other statement of Borrower in any certificate or written statement given to Lender, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Lender that the projections, forecasts and forward-looking statements provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

CONFIDENTIAL	5/12/2010

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6 AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1 Government Compliance.

(a) Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could reasonably be expected to have a material adverse effect on Borrower’s business.

(b) Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party and the grant of a security interest to Lender in all of its property. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Lender.

6.2 Financial Statements, Reports, Certificates. Deliver to Lender:

(a) Monthly Financial Statements. As soon as available, but no later than (i) forty-five (45) days after the last day of each January, and (ii) thirty (30) days after the last day of each month other than (x) January and (y) the last month of each fiscal quarter, a company prepared consolidated and consolidating balance sheet and income statement covering Borrower’s and each of its Subsidiary’s operations for such month certified by a Responsible Officer and in a form reasonably acceptable to Lender;

(b) Quarterly Financial Statements. As soon as available, but no later than forty-five (45) days after the last day of each of the first three quarters of Borrower’s fiscal year, a company prepared consolidated financial statements prepared under GAAP, consistently applied, certified by a Responsible Officer and in a form acceptable to Lender;

(c) Annual Audited Financial Statements. As soon as available, but no later than ninety (90) days after the last day of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Lender in its reasonable discretion;

(d) Compliance Certificates. Concurrently with the delivery of any financial statements pursuant to clauses (a), (b) and (c), a duly completed Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such period, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth such other information as Lender shall reasonably request;

(e) Other Statements. Within five (5) days of delivery, copies of all statements, reports and notices made available to Borrower’s security holders or to any holders of Subordinated Debt;

(f) SEC Filings. Within five (5) days of filing, copies of all periodic and other reports, proxy statements and other materials filed by Borrower with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange, or distributed to its shareholders, as the case may be. Documents required to be delivered pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website on the Internet at Borrower’s website address;

(g) Annual Financial Projections. Within 45 days after the end of each fiscal year, annual financial projections for the following fiscal year (on a quarterly basis) as approved by Borrower’s board of directors, together with any related business forecasts used in the preparation of such annual financial projections;

(h) Legal Action Notice. A prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, $250,000 or more; and

CONFIDENTIAL	5/12/2010

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i) Other Financial Information. Budgets, sales projections, operating plans and other financial information reasonably requested by Lender. Without limiting the foregoing, Borrower shall deliver to Lender, concurrently with the delivery of any financial statements pursuant to clauses (a), (b) and (c), above, a copy of the bank and/or investment account statements issued by or otherwise available from each institution at which Borrower or any Subsidiary maintains any Collateral Account.

6.3 Inventory; Returns. Keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its Account Debtors shall follow Borrower’s customary practices as they exist (or substantially similar to such practices as conducted) at the Closing Date. Borrower must promptly notify Lender of all returns, recoveries, disputes and claims that involve more than Two Hundred Fifty Thousand Dollars ($250,000).

6.4 Taxes; Pensions. Timely file, and require Borrower to timely file, all required tax returns and reports and timely pay, and require Borrower to timely file, all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and shall deliver to Lender, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.5 Insurance. Keep its, and cause Borrower to keep its respective business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and locations and as Lender may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are reasonably satisfactory to Lender. All property policies shall have a lender’s loss payable endorsement showing Lender as lender loss payee and waive subrogation against Lender, and all liability policies shall show, or have endorsements showing, Lender as an additional insured. All policies (or the loss payable and additional insured endorsements) shall provide that the insurer shall give Lender at least twenty (20) days notice before canceling, amending, or declining to renew its policy. At Lender’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments. If Borrower or Borrower fails to obtain insurance as required under this Section 6.5 or to pay any amount or furnish any required proof of payment to third persons and Lender, Lender may make all or part of such payment or obtain such insurance policies required in this Section 6.5, and take any action under the policies Lender reasonably deems prudent.

6.6 Operating Accounts.

(a) Maintain all of its and all of its domestic Subsidiaries’ operating and other deposit accounts and securities accounts with Wells Fargo Bank, in each case subject to Control Agreements in favor of and in form and substance reasonably acceptable to Lender.

(b) Provide Lender five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Wells Fargo Bank. For each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Lender’s Lien in such Collateral Account in accordance with the terms hereunder. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Lender by Borrower as such.

(c) Without limiting the foregoing, neither Borrower nor any Affiliate of Borrower shall establish any Collateral Account, foreign or domestic, other than subject to Control Agreements, or other appropriate instrument with respect to such Collateral Account to perfect Lender’s Lien in such Collateral Account, in favor of and in form and substance reasonably acceptable to Lender, into which Borrower’s cash or Cash Equivalents are credited or otherwise maintained; provided that Cerus B.V. shall be permitted to maintain accounts with ABN AMRO numbered [ * ], not subject to Control Agreements (or similar) provided the aggregate amount in

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such accounts shall not exceed 120% of (i) Cerus BV’s immediately preceding month’s operating expenses plus (ii) any amounts representing 2% of the commission on gross sales paid by Borrower to Cerus BV as set forth in the Commissionaire Agreement, at any time. Notwithstanding the foregoing, in no event shall Cerus BV’s operating expenses exceed 200% of Cerus BV’s operating expenses for the immediately preceding 12 calendar month period, calculated as of the end of each calendar month for such 12 calendar month period then ended.

6.7 Performance to Plan; Revenues. (a) Borrower’s actual revenues, on a trailing 6-month basis during calendar year 2010, shall be at least eighty percent (80%) of projected revenues, as set forth in Annex I hereto; and (b) Borrower’s actual revenues, determined in accordance with GAAP, shall be at least €5,700,000 quarterly, after 2010 and for the duration of the term of this Agreement.

6.8 Protection of Intellectual Property Rights.

(a)(i) Use commercially reasonable efforts to protect, defend and maintain the validity and enforceability of its Intellectual Property; (ii) promptly advise Lender in writing of material infringements of its Intellectual Property; and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Lender’s written consent.

(b) Provide written notice to Lender within ten (10) days of entering or becoming bound by any Restricted License (other than over-the-counter software that is commercially available to the public). Borrower shall take such commercially reasonable steps as Lender requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) any Restricted License entered into after the date hereof, other than in connection with the [*], to be deemed “Collateral” and for Lender to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License, whether now existing or entered into in the future, and (ii) with respect to any Restricted License entered into after the date hereof, other than in connection with the [*], Lender to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Lender’s rights and remedies under this Agreement and the other Loan Documents.

6.9 Litigation Cooperation. From the date hereof and continuing through the termination of this Agreement, make available to Lender, without expense to Lender, Borrower and its officers, employees and agents and Borrower’s books and records, to the extent that Lender may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Lender with respect to any Collateral or relating to Borrower.

6.10 Notices of Litigation and Default. Borrower will give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened (in writing) against Borrower which would reasonably be expected to have a material adverse effect with respect to Borrower. Without limiting or contradicting any other more specific provision of this Agreement, promptly (and in any event within three (3) Business Days) upon Borrower (or any officer thereof) becoming aware of the existence of any Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, Borrower shall give written notice to Lender of such occurrence, which such notice shall include a reasonably detailed description of such Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

6.11 Formation or Acquisition of Subsidiaries. At the time that Borrower or any Subsidiary forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Closing Date, Borrower and such Subsidiary shall (a) cause each such new Subsidiary to provide to Lender a joinder to this Agreement to cause such Subsidiary to become a guarantor or co-borrower hereunder, or provide Lender alternative security satisfactory to Lender in its reasonable discretion, together with such appropriate financing statements and/or Control Agreements, all in form and substance reasonably satisfactory to Lender (including being sufficient to grant Lender a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary); and/or, in Lender’s reasonable discretion, (b) provide to Lender appropriate certificates and powers and financing statements, pledging all of the Shares of such new Subsidiary, in form and substance satisfactory to Lender; and (c) provide to Lender all other documentation in form and substance satisfactory to Lender, including one or more opinions of counsel satisfactory to Lender, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 6.11 shall be a Loan Document.

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6.12 Further Assurances. Execute any further instruments and take further action as Lender reasonably requests to perfect or continue Lender’s Lien in the Collateral or to effect the purposes of this Agreement and the other Loan Documents. Deliver to Lender, within five (5) days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a material effect on any of the Governmental Approvals or otherwise on the operations of Borrower.

7 NEGATIVE COVENANTS

Borrower shall not do any of the following without Lender’s prior written consent:

7.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, “Transfer”), or permit Borrower to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment; and (c) in connection with Permitted Liens and Permitted Investments; (d) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business, on commercially reasonable terms and approved by Borrower’s Board of Directors; and (e) of exclusive licenses that are not exclusive as to any territory within the United States or Europe and that could not result in a legal transfer of title of the licensed property; and (f) the [*]. It is understood that a distribution agreement which may include a license to sell and/or use trademarks (but which does not include the right to make products) is not considered a Transfer.

7.2 Changes in Business, Management, Control, or Business Locations. (a) Engage in or permit Borrower to engage in any business other than the businesses currently (and in the manner) engaged in by Borrower, as applicable, or reasonably related or incidental thereto; (b) liquidate or dissolve; or (c) (i) any Key Person ceases to hold such office with Borrower and a replacement or interim replacement satisfactory to Borrower’s Board of Directors is not made within ninety (90) days after such Key Person’s departure from Borrower, or (ii) permit or suffer any Change in Control. Borrower shall not, without at least fifteen (15) days prior written notice to Lender: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain only Excluded Property), (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit Borrower to merge or consolidate, with any other Person, or acquire, or permit Borrower to acquire, all or substantially all of the capital stock or property of another Person; provided however, that a Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit Borrower to do so, other than Permitted Indebtedness.

7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of the Collateral, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Lender) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s Intellectual Property, except as is otherwise permitted in Sections 6.8(b) and 7.1 hereof and the definition of “Permitted Liens” herein.

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7.6 Maintenance of Collateral Accounts. Maintain any Collateral Account except pursuant to the terms of Section 6.6(b) hereof.

7.7 Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock other than Permitted Distributions; or (b) directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so.

7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for (a) sales of equity securities to existing investors, incurrence of Subordinated Debt owed to existing investors and other transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms (when viewed in the context of any series of transactions of which it may be a part, if applicable) that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person; or (b) transactions among Borrower and its Subsidiaries and among Borrower’s Subsidiaries so long as no Event of Default exists or could reasonably be expected to result therefrom.

7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Lender.

7.10 Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

7.11 Indebtedness Payments. (i) Prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Indebtedness for borrowed money (other than amounts due under this Agreement or due any Lender) or lease obligations, (ii) amend, modify or otherwise change the terms of any Indebtedness for borrowed money or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or shareholders.

7.12 Cerus BV Accounts. Allow Cerus BV to take any such action that results in the assignment, transfer, pledge, or other disposition of any of the following accounts established at ABN Amro: [*] or (ii) establish any other accounts other than accounts listed in this Section 7.12. In no event shall the aggregate balance of the accounts referenced in this Section 7.12 exceed (i) [*] in the calendar year 2010 or (ii) [*] in the calendar year 2011.

7.13 Commissionaire Agreement. Amend or modify the Commissionaire Agreement.

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8 EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1 Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) day grace period shall not apply to payments due on the Growth Capital Maturity Date). During the cure period, the failure to cure the payment default is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2 Covenant Default.

(a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.4, 6.5, 6.6 or 6.7, or violates any covenant in Section 7; or

(b) Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Document to which it is a party, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period). Grace periods provided under this section shall not apply, among other things, to financial covenants or any other covenants set forth in subsection (a) above;

8.3 Material Adverse Change. A Material Adverse Change occurs;

8.4 Attachment; Levy; Restraint on Business. (a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under control of Borrower (including a Subsidiary) on deposit or otherwise maintained with Wells Fargo Bank, or (ii) a notice of lien, levy, or assessment is filed against any of Borrower’s assets by any government agency, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; or (b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting any part of its business;

8.5 Insolvency. (a) Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within forty five (45) days (but no Credit Extensions shall be made while of any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.6 Other Agreements. There is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Fifty Thousand Dollars ($150,000) or that could have a material adverse effect on Borrower’s business;

8.7 Judgments. One or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower and shall remain unsatisfied, unvacated, or unstayed for a period of twenty (20) days after the entry thereof (provided that no Credit Extensions will be made prior to the satisfaction, vacation, or stay of such judgment, order, or decree);

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8.8 Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Lender or to induce Lender to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9 Subordinated Debt. A default or breach occurs under any agreement between Borrower and any creditor of Borrower that signed a subordination, intercreditor, or other similar agreement with Lender, or any creditor that has signed such an agreement with Lender breaches any terms of such agreement;

8.10 Governmental Approvals. Any Governmental Approval shall have been (a) revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term or (b) subject to any decision by a Governmental Authority that designates a hearing with respect to any applications for renewal of any of such Governmental Approval or that could result in the Governmental Authority taking any of the actions described in clause (a) above, and such decision or such revocation, rescission, suspension, modification or non-renewal (i) has, or could reasonably be expected to have, a Material Adverse Change, or (ii) adversely affects the legal qualifications of Borrower to hold such Governmental Approval in any applicable jurisdiction and such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to affect the status of or legal qualifications of Borrower to hold any Governmental Approval in any other jurisdiction.

9 LENDER’S RIGHTS AND REMEDIES

9.1 Rights and Remedies. While an Event of Default occurs and continues Lender may, without notice or demand, do any or all of the following:

(a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Lender);

(b) stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Lender;

(c) settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Lender considers advisable, notify any Person owing Borrower money of Lender’s security interest in such funds, and verify the amount of such account;

(d) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Lender requests and make it available as Lender designates. Lender may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Lender a license to enter and occupy any of its premises, without charge, to exercise any of Lender’s rights or remedies;

(e) apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Lender owing to or for the credit or the account of Borrower;

(f) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Lender is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, Patents, Copyrights, mask works, rights of use of any name, trade secrets, trade names, Trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Lender’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Lender’s benefit;

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(g) place a “hold” on any account maintained with Lender and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(h) demand and receive possession of Borrower’s Books; and

(i) exercise all rights and remedies available to Lender under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

9.2 Power of Attorney. Borrower hereby irrevocably appoints Lender as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s name on any checks or other forms of payment or security; (b) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Lender determines reasonable; (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Lender or a third party as the Code permits. Borrower hereby appoints Lender as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Lender’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations (other than inchoate indemnity obligations) have been satisfied in full and Lender is under no further obligation to make Credit Extensions hereunder. Lender’s foregoing appointment as Borrower’s attorney in fact, and all of Lender’s rights and powers, coupled with an interest, are irrevocable until all Obligations (other than inchoate indemnity obligations) have been fully repaid and performed and Lender’s obligation to provide Credit Extensions terminates.

9.3 Protective Payments. If Borrower fails to obtain the insurance called for by Section 6.5 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document, Lender may obtain such insurance or make such payment, and all amounts so paid by Lender are Lender Expenses and immediately due and payable, bearing interest at the then highest applicable rate, and secured by the Collateral. Lender will make reasonable efforts to provide Borrower with notice of Lender obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Lender are deemed an agreement to make similar payments in the future or Lender’s waiver of any Event of Default.

9.4 Application of Payments and Proceeds. Borrower shall not have any right to specify the order or the accounts to which Lender shall allocate or apply any payments required to be made by Borrower to Lender or otherwise received by Lender under this Agreement when any such allocation or application is not specified elsewhere in this Agreement. If an Event of Default has occurred and is continuing, Lender may apply any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations in such order as Lender shall determine in its sole discretion. Any surplus shall be paid to Borrower or other Persons legally entitled thereto; Borrower shall remain liable to Lender for any deficiency. If Lender, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Lender shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Lender of cash therefor.

9.5 Lender’s Liability for Collateral. So long as Lender complies with reasonable practices regarding the safekeeping of the Collateral in the possession or under the control of Lender, Lender shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. The Borrower bears all risk of loss, damage or destruction of the Collateral.

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9.6 No Waiver; Remedies Cumulative. Lender’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Lender thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by Lender and then is only effective for the specific instance and purpose for which it is given. Lender’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Lender has all rights and remedies provided under the Code, by law, or in equity. Lender’s exercise of one right or remedy is not an election, and shall not preclude Lender from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Lender’s waiver of any Event of Default is not a continuing waiver. Lender’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7 Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Lender on which Borrower is liable.

10 NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, or facsimile number indicated below. Lender or Borrower may change its mailing address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	CERUS CORPORATION
2411 Stanwell Drive (from the Closing Date through June 30, 2010)
2550 Stanwell Drive (from and after July 1, 2010)
Concord, CA 94520
Attn: Chief Legal Officer
Fax: (925) 288-6116

If to Lender:	OXFORD FINANCE CORPORATION
133 N. Fairfax Street
Alexandria, VA 22314
Attn: Tim A. Lex, Chief Operating Officer
Fax: (703) 519-5225

11 CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE

California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Lender each submit to the exclusive jurisdiction of the State and Federal courts in San Diego County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Lender. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such

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court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the San Diego County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in San Diego County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the San Diego County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and order applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to the California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

12 GENERAL PROVISIONS

12.1 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Lender’s prior written consent (which may be granted or withheld in Lender’s discretion). Lender has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Lender’s obligations, rights, and benefits under this Agreement and the other Loan Documents.

12.2 Indemnification. Borrower agrees to indemnify, defend and hold Lender and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Lender (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or expenses (including Lender Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Lender and Borrower (including reasonable attorneys’ fees and expenses), except for Claims, expenses and/or losses directly caused by an Indemnified Person’s gross negligence or willful misconduct.

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12.3 Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.4 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5 Correction of Loan Documents. Lender may correct patent errors and fill in any blanks in this Agreement and the other Loan Documents consistent with the agreement of the parties, provided that Lender provides Borrower with written notice of such correction and allows Borrower at least ten (10) days to object to such correction. In the event of such objection, such correction shall not be made to the Loan Documents except by an amendment signed by both Lender and Borrower.

12.6 Amendments in Writing; Integration. All amendments to this Agreement must be in writing and signed by both Lender and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

12.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.8 Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. The obligation of Borrower in Section 12.2 to indemnify Lender shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.9 Confidentiality. In handling any confidential information, Lender shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Lender’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Lender shall use commercially reasonable efforts to obtain such prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Lender’s regulators or as otherwise required in connection with Lender’s examination or audit; (e) as Lender reasonably considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Lender so long as such service providers have executed a confidentiality agreement with Lender with terms no less restrictive than those contained herein. Confidential information does not include information that either: (i) is in the public domain or in Lender’s possession when disclosed to Lender, or becomes part of the public domain after disclosure to Lender through no fault of Lender; or (ii) is disclosed to Lender by a third party, if Lender does not know that the third party is prohibited from disclosing the information.

Lender may use confidential information for any purpose, including, without limitation, for the development of client databases, reporting purposes, and market analysis, so long as Lender does not disclose Borrower’s identity or the identity of any person associated with Borrower unless otherwise expressly permitted by this Agreement. The provisions of the immediately preceding sentence shall survive the termination of this Agreement.

12.10 Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Borrower and Lender arising out of or relating to the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

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12.11 Electronic Execution of Documents. The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

12.12 Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

12.13 Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

12.14 Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

12.15 Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

13 DEFINITIONS

13.1 Definitions. As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meaning:

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

[*]

[*]

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

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“Borrowing Resolutions” are, with respect to any Person, those resolutions adopted by such Person’s Board of Directors and delivered by such Person to Lender approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of such Person certifying that (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) that attached as Exhibit A to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Loan Documents on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) that Lender may conclusively rely on such certificate unless and until such Person shall have delivered to Lender a further certificate canceling or amending such prior certificate.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Lender is, or Banks in California are, closed.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; (c) Lender’s certificates of deposit issued maturing no more than one (1) year after issue; and (d) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (c) of this definition.

“Cerus B.V.” means Cerus Europe B.V., an entity organized under the laws of the Netherlands and a wholly-owned Subsidiary of Borrower.

“Change in Control” means any event, transaction, or occurrence as a result of which (a) any “person” (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of Borrower, is or becomes a beneficial owner (within the meaning Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Borrower, representing forty percent (40%) or more of the combined voting power of Borrower’s then outstanding securities; or (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the Board of Directors of Borrower (together with any new directors whose election by the Board of Directors of Borrower was approved by a vote of not less than two-thirds of the directors then still in office who either were directions at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office.

“Closing Date” is defined in the preamble of this Agreement.

“Closing Date Advance” is defined in Section 2.1.1(a) hereof.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of California; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Lender’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of California, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes on the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

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“Collateral Assignment” is that certain Collateral Assignment of Commissionaire Agreement by Borrower in favor of Lender and acknowledged and agreed to by Cerus B.V., dated as of the Closing Date.

“Commissionaire Agreement” is that certain Commissionaire Agreement between Borrower and Cerus B.V. dated as of January 1, 2007.

“Commissionaire Agreement Amendment” is that certain First Amendment to Commissionaire Agreement between Borrower and Cerus B.V., dated on or about the Closing Date, in form and content acceptable to Lender.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit B.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Lender pursuant to which Lender obtains control (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Credit Extension” is any Growth Capital Advance, or any other extension of credit by Lender for Borrower’s benefit.

“Deeds of Pledge” means that certain Agreement and Deed of First Right of Pledge, that certain Disclosed Deed of Pledge of Bank Account Receivables and that certain Undisclosed Deed of Pledge of Moveable Assets, and such other documents or instruments reasonably determined by Lender to be necessary in connection therewith; each in form and content reasonably acceptable to Lender.

“Default Rate” is defined in Section 2.2(b).

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” is Borrower’s deposit account, account number [*], maintained with Wells Fargo Bank.

“Dollars,” “dollars” and “$” each mean lawful money of the United States.

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“Dutch Organizational Documents” is the Articles of Association, a copy of the shareholders’ register and the trade register of Cerus B.V., an Amendment to the Articles of Association (revised to permit the transfer of voting rights to a pledge) and such other documents related thereto as Lender may reasonably request.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8 hereof.

“Excluded Property” means (i) illuminators placed with customers and scientists in the ordinary course of business and (ii) other property with contract manufacturers having an aggregate value not exceeding $250,000 per location at any time.

“Facility Fee” is defined in Section 2.3(a) hereof.

“Final Payment” means, with respect to each Growth Capital Advance made, a fee (in addition to and not a substitution for any other payment due hereunder) in the amount of eight and one-half of one percent (8.50%) of such Growth Capital Advance.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all Intellectual Property, claims, income and other tax refunds, security and other deposits, payment intangibles, contract rights, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Growth Capital Advance” and “Growth Capital Advances” is defined in Section 2.1.1(a).

“Growth Capital Amortization Date” means, (i) with respect to the Closing Date Advance, February 1, 2011; and (ii) with respect to the Tranche B Advance, the first day of the first month which is at least two hundred fifty five (255) days after the date of such Tranche B Advance.

“Growth Capital Funding Date” is any date on which a Growth Capital Advance is made to or on account of Borrower.

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“Growth Capital Interest Only Period” means, for each Growth Capital Advance, the period of time commencing on its Growth Capital Funding Date through the day before the Growth Capital Amortization Date.

“Growth Capital Maturity Date” is, for (i) for the Closing Date Advance, the earlier of (a) August 1, 2013, or (b) such earlier date as the Closing Date Advance, any Growth Capital Advance or any portion of the Obligations is accelerated, whether by prepayment or otherwise; and (2) for the Tranche B Advance, the earlier of (a) 29 months after the Growth Capital Amortization Date with respect to such Tranche B Advance or (b) such earlier date as the any Growth Capital Advance or any portion of the Obligations is accelerated, whether by prepayment or otherwise.

“Growth Capital Repayment Period” is a period of time equal to thirty (30) consecutive months commencing on the Growth Capital Amortization Date.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.2.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means all of Borrower’s right, title, and interest in and to the following:

(a) its Copyrights, Trademarks and Patents;

(b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals;

(c) any and all source code;

(d) any and all design rights which may be available to Borrower;

(e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

(f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“Key Person” is Claes Glassell, Chief Executive Officer; Kevin D. Green, Chief Accounting Officer; Laurance Corash, M.S., Chief Medical Officer; and William Greenman, Senior Vice President, Business Development & Marketing.

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“Lender” is defined in the preamble hereof.

“Lender Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement, the Perfection Certificate, the Promissory Notes, the Deeds of Pledge, the Collateral Assignment, any other note, or notes or guaranties executed by Borrower or Borrower, and any other present or future agreement between Borrower and/or for the benefit of Lender in connection with this Agreement, all as amended, restated, or otherwise modified.

“Material Adverse Change” is (a) a material impairment in the perfection or priority of Lender’s Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.

“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Lender Expenses and other amounts Borrower owes Lender now or later, whether under this Agreement, the Loan Documents, or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Lender, and the performance of Borrower’s duties under the Loan Documents.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified with the Secretary of State of such Person’s state of formation on a date that is no earlier than 30 days prior to the Closing Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Perfection Certificate” is defined in Section 5.1.

“Permitted Distributions” means:

(a) purchases of capital stock from former employees, consultants and directors pursuant to repurchase agreements or other similar agreements in an aggregate amount not to exceed $100,000 in any fiscal year, provided that at the time of such purchase no Default or Event of Default has occurred and is continuing;

(b) distributions or dividends consisting solely of Borrower’s capital stock;

(c) purchases for value of any rights distributed in connection with any stockholder rights plan;

(d) purchases of capital stock or options to acquire such capital stock with the proceeds received from a substantially concurrent issuance of capital stock or convertible securities;

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(e) purchases of capital stock pledged as collateral for loans to employees; and

(f) purchases of capital stock in connection with the exercise of stock options or stock appreciation rights by way of cashless exercise or in connection with the satisfaction of withholding tax obligations.

“Permitted Indebtedness” is:

(a) Borrower’s Indebtedness to Lender under this Agreement and any other Loan Document;

(b)(i) any Indebtedness that does not exceed $100,000 in principal amount existing on the Closing Date, and (ii) any Indebtedness in excess of $100,000 in principal amount existing on the Closing Date and shown on the Perfection Certificate;

(c) Subordinated Debt;

(d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e) capitalized leases and purchase money Indebtedness not to exceed $100,000 in the aggregate in any fiscal year which are either unsecured or secured by Permitted Liens; and

(f) refinanced Permitted Indebtedness, provided that the amount of such Indebtedness is not increased except by an amount equal to a reasonable premium or other reasonable amount paid in connection with such refinancing and by an amount equal to any existing, but unutilized, commitment thereunder.

“Permitted Investments” are:

(a) Investments shown on the Perfection Certificate and existing on the Closing Date;

(b) Investments permitted by Borrower’s investment policy, as amended from time to time, provided that such investment policy (and any amendment thereto) has been approved by Lender;

(c) Investments (i) by Borrower in Subsidiaries (other than Cerus B.V.) not to exceed $250,000 in the aggregate in any fiscal year; (ii) by Borrower in Cerus B.V. not to exceed $250,000 in the aggregate in any fiscal year; and (iii) by Subsidiaries in other Subsidiaries not to exceed $100,000 in the aggregate in any fiscal year or in Borrower;

(d) Investments consisting of Collateral Accounts in the name of Borrower or any Subsidiary so long as Lender has a first priority, perfected security interest in such Collateral Accounts;

(e) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

(f) Investments permitted by Section 7.3; and

(g) Investments in joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash investments by Borrower do not exceed $250,000 in the aggregate in any fiscal year.

Notwithstanding the foregoing, Permitted Investments shall not include, and Borrower and each Subsidiary is prohibited from purchasing, purchasing participations in, entering into any type of swap or other equivalent derivative transaction, or otherwise holding or engaging in any ownership interest in any type of debt instrument, including, without limitation, any corporate or municipal bonds with a long-term nominal maturity for which the interest rate is reset through a dutch auction and more commonly referred to as an “auction rate security.”

CONFIDENTIAL	5/12/2010

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Permitted Liens” are:

(a)(i) Liens securing Permitted Indebtedness described under clause (b) of the definition of “Permitted Indebtedness”; (ii) Liens arising under this Agreement or other Loan Documents; and (iii); other existing Liens shown on the Perfection Certificate;

(b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c) Liens (including with respect to capital leases) (i) on property (including accessions, additions, parts, replacements, fixtures, improvements and attachments thereto, and the proceeds thereof) acquired or held by Borrower or its Subsidiaries incurred for financing such property (including accessions, additions, parts, replacements, fixtures, improvements and attachments thereto, and the proceeds thereof) other than Accounts, Inventory, and Financed Equipment, or (ii) existing on property (and accessions, additions, parts, replacements, fixtures, improvements and attachments thereto, and the proceeds thereof) when acquired other than Accounts, Inventory, and Financed Equipment, if the Lien is confined to such property (including accessions, additions, parts, replacements, fixtures, improvements and attachments thereto, and the proceeds thereof);

(d) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness it secures may not increase;

(e) leases or subleases of real property granted in the ordinary course of Borrower’s business, and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s business, if the leases, subleases, licenses and sublicenses do not prohibit granting Lender a security interest therein;

(f) non-exclusive license of Intellectual Property granted to third parties in the ordinary course of business, and licenses of Intellectual Property that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States;

(g) leases or subleases granted in the ordinary course of Borrower’s business, including in connection with Borrower’s leased premises or leased property;

(h) Liens in favor of other financial institutions arising in connection with Borrower’s deposit or securities accounts held at such institutions;

(i) Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed $250,000 and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(j) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

CONFIDENTIAL	5/12/2010

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(k) rights of customers and scientists with respect to illuminators placed in the possession of such customers and scientists in the ordinary course of business; and

(l) [*].

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Promissory Notes” means, collectively, the Promissory Note representing each Credit Extension, each of which is in substantially the form attached hereto as Exhibit D.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“Restricted License” is any material license or other agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with the Lender’s right to sell any Collateral.

“Revenue Milestone” is the achievement by Borrower of actual sales of at least 80% of projected sales, demonstrated to the reasonable satisfaction of Lender and measured against the projections attached hereto as Annex I; determined on a trailing 6-month basis as reported in the then most recently delivered Compliance Certificate.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Shares” means (i) sixty-five percent (65%) of the issued and outstanding capital stock, membership units or other securities owned or held of record by Borrower in any Subsidiary of Borrower which is not an entity organized under the laws of the United States or any territory thereof, and (ii) one hundred percent (100%) of the issued and outstanding capital stock, membership units or other securities owned or held of record by Borrower in any Subsidiary of Borrower which is an entity organized under the laws of the United States or any territory thereof.

“Subordinated Debt” is (a) Indebtedness incurred by Borrower subordinated to Borrower’s Indebtedness owed to Lender and which is reflected in a written agreement in a manner and form reasonably acceptable to Lender and approved by Lender in writing, and (b) to the extent the terms of subordination do not change adversely to Lender, refinancings, refundings, renewals, amendments or extensions of any of the foregoing.

“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower.

CONFIDENTIAL	5/12/2010

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Tranche B Advance” is defined in Section 2.1.1(a) hereof.

“Tranche B Availability Period” is the period from September 30, 2010 to December 31, 2010.

“Transfer” is defined in Section 7.1 hereof.

“Unused Fee” is defined in Section 2.3(b) hereof.

[Balance of Page Intentionally Left Blank]

CONFIDENTIAL	5/12/2010

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Closing Date.

BORROWER:

CERUS CORPORATION

By
Name:
Title:

LENDER:

OXFORD FINANCE CORPORATION

By
Name:
Title:

[Signature Page to Loan and Security Agreement]

EXHIBIT A – COLLATERAL DESCRIPTION

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any of the following, whether now owned or hereafter acquired, (i) more than 65% of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Borrower of any Subsidiary organized outside the United Stats which shares entitle the holder thereof to vote for directors or any other matter; and (ii) any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, continuations-in-part and Supplementary Protection Certificates (in effect in the European Union) of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing; provided, however, the Collateral shall include all Accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing.

Pursuant to the terms of a certain negative pledge arrangement with Lender, Borrower has agreed not to encumber any of its copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, without Lender’s prior written consent.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B - COMPLIANCE CERTIFICATE

TO:	OXFORD FINANCE CORPORATION	Date:
FROM:	CERUS CORPORATION

The undersigned authorized officer of CERUS CORPORATION (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Oxford Finance Corporation (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement; and (5) no Liens have been levied or claims made against Borrower (or any of its Subsidiaries) relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Lender.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days (except as set forth in the Loan Agreement)	Yes No

Quarterly financial statements with Compliance Certificate	Quarterly within 45 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 90 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

Financial Covenant	Required	Actual		Complies

Performance to Plan; Revenues	80% of Projected Revenues*		%	Yes No

*	[*]

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

CERUS CORPORATION	LENDER USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER

Title:	Date:

Verified:
AUTHORIZED SIGNER

Date:

	Compliance Status:	Yes No

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX I

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

DISBURSEMENT LETTER

The undersigned, being the duly elected and acting President and CEO of CERUS CORPORATION, a Delaware corporation (“Borrower”), does hereby certify to OXFORD FINANCE CORPORATION, (“Lender”) in connection with that certain Loan and Security Agreement dated on or about the date hereof by and between Borrower and Lender (the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

1.	The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true, correct and complete in all material respects on the date hereof; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, correct and complete in all material respects as of such date.

2.	No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document.

3.	Borrower is in compliance in all material respects with the covenants and requirements contained in Sections 5, 6 and 7 of the Loan Agreement.

4.	All conditions referred to in Section 3 of the Loan Agreement to the making of the Initial Credit Extension to be made on or about the date hereof have been satisfied.

5.	No Material Adverse Change has occurred.

6.	The proceeds for Growth Capital Advance shall be disbursed as follows:

Disbursement from Lender:
Growth Capital Advance Amount	$5,000,000.00
Less:
Legal Fees and costs	$(89,612.73)
Balance of Facility Fee	$0.00

Net proceeds due from Lender to Borrower:	$4,910,387.27

7.	The aggregate proceeds shall be wired to Borrower as follows:

Account Name:	Cerus Corporation
Bank Name:	Wells Fargo Bank, N.A.
Bank Address:	420 Montgomery San Francisco, CA 94104
Account Number:	[*]
ABA Number:	[*]

Dated: March 31, 2010

BORROWER:

CERUS CORPORATION

By
Name:
Title:

LENDER:

OXFORD FINANCE CORPORATION

By
Name:
Title:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

FORM OF SECURED PROMISSORY NOTE

$[ ]	Dated: , 2010

FOR VALUE RECEIVED, the undersigned, CERUS CORPORATION, a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of OXFORD FINANCE CORPORATION (“Lender”) the principal amount of                             ($        ) or such lesser amount as shall equal the outstanding principal balance of the Growth Capital Advance made on the date hereof to Borrower by Lender pursuant to the Loan Agreement (defined below), and to pay all other amounts due with respect to the Growth Capital Advance on the dates and in the amounts set forth in the Loan Agreement. Capitalized terms, unless defined in this Secured Promissory Note (this “Note”), shall have the meaning given such capitalized term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Growth Capital Advance, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is the Note referred to in, and is entitled to the benefits of, the Loan and Security Agreement, dated as of March 31, 2010, to which Borrower and Lender are parties (as amended from time to time, the “Loan Agreement”). The Loan Agreement, among other things, (a) provides for the making of this secured Growth Capital Advance to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as provided in the Loan Agreement. This Note and the obligation of Borrower to repay the unpaid principal amount of the Growth Capital Advance, interest on the Growth Capital Advance and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the party hereto has caused this Note to be executed as of the first set forth above.

CERUS CORPORATION

By:

Name:

Title

[Signature Page to Secured Promissory Note]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

BORROWING RESOLUTIONS

CORPORATE BORROWING CERTIFICATE

BORROWER:	CERUS CORPORATION	DATE: March 31, 2010

LENDER:	OXFORD FINANCE CORPORATION

I hereby certify as follows, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3. Attached hereto are true, correct and complete copies of Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above. Such Certificate of Incorporation has not been amended, annulled, rescinded, revoked or supplemented, and remains in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Lender may rely on them until Lender receives written notice of revocation from Borrower.

In accordance with such resolutions, any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories

Claes Glassell	President and CEO		☐

Howard G. Ervin	Vice President, Legal Affairs & Assistant Secretary		☐

Kevin D. Green	Vice President, Finance and CAO		☐

☐

5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:	Howard G. Ervin
Title:	Vice President, Legal Affairs, Assistant Secretary

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the Vice President & CAO of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

            [print title]

By:
Name:	Kevin D. Green
Title:	Vice President, Finance & CAO

Exhibit A

Resolutions

[See attached.]